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                                                                    EXHIBIT 10.3

                                 H&R BLOCK, INC.

                  1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES

                         (AS AMENDED SEPTEMBER 8, 1999)


         ARTICLE 1. ESTABLISHMENT OF THE PLAN. H&R BLOCK, INC., a Missouri corporation (the "Company"), hereby formulates and adopts the 1999 Stock Option Plan for Seasonal Employees (the "Plan") whereby there may be granted to seasonal employees of H&R Block Tax Services, Inc. (an indirect subsidiary of the Company) and the direct and indirect, majority-owned subsidiaries of H&R Block Tax Services, Inc. (such corporation, such direct and indirect subsidiaries, and their successor entities, if any, to be referred to herein as "Tax Services"), options to purchase shares of the Company's Common Stock, without par value (such shares being hereinafter sometimes referred to for convenience as "Common Stock" or "stock" or "shares").

         ARTICLE 2. PURPOSE OF THE PLAN. The purpose of the Plan is to advance and promote the interests of the Company, Tax Services and the Company's stockholders by providing a method whereby seasonal employees of Tax Services may acquire Common Stock under options to purchase the same subject to the conditions hereinafter or therein provided. The Plan is further intended to provide seasonal employees who may be granted such options with additional incentive to continue in the employ of Tax Services on a seasonal basis and to increase their efforts to promote the best interests of the Company, Tax Services and the Company's stockholders.

         ARTICLE 3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") consisting of three or more directors of the Company, to be appointed by and to serve at and during the pleasure of the Board of Directors of the Company. All references herein to the Committee shall be deemed to mean the Board of Directors of the Company if the Board has not appointed a Committee. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee. The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Board of Directors and to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons, including without limitation the Company, Tax Services, the stockholders, the Board of Directors and any persons having any interest in any options which may be granted under the Plan. The Committee may impose such additional conditions upon the grant and exercise of options under this Plan as may from time to time be deemed necessary or desirable, in the opinion of counsel of the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan.

         ARTICLE 4. ELIGIBILITY. Options shall be granted on June 30 of each year the Plan is in effect (the "date of grant") only to "Eligible Seasonal Employees" of Tax Services for such year. The term "Eligible Seasonal Employees" for any calendar year during which the Plan is in effect shall include all those employees of Tax Services who (a) are hired to perform for limited periods of time during such year jobs specifically designated by Tax Services to be seasonal jobs and (b) have adhered to the working hours agreed upon during such year.


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         ARTICLE 5. STOCK SUBJECT TO THE PLAN. The shares of Common Stock to be issued upon exercise of the options granted under the Plan shall be made available, at the discretion of the Board of Directors of the Company, either from authorized but unissued stock of the Company or from shares that have been purchased by the Company from any source whatever, but the aggregate number of shares for which options may be granted under the Plan shall not exceed 6,000,000 shares of Common Stock of the Company. If an option granted under the Plan shall be surrendered or shall for any reason whatsoever expire or terminate in whole or in part without the exercise thereof, then the shares of stock which were subject to any such option shall, if the Plan shall then be in effect, be available for options thereafter granted under the Plan.

         ARTICLE 6. METHOD OF PARTICIPATION. Each Eligible Seasonal Employee who either (i) is an employee of Tax Services on April 15 (or the next business day if it falls on a Saturday, Sunday or holiday) of each calendar year the Plan is in effect, or (ii) has been an employee of Tax Services for at least an aggregate of 100 working days during the 12-month period ending with the date of grant, shall be granted an option to purchase one share of Common Stock for each $100 of the total compensation earned by him or her during and throughout the 12-month period ending with the date of grant (such total compensation during such period to be referred to herein as "Total Compensation"), provided, however, that (a) each Eligible Seasonal Employee who is not entitled to an option grant under the provisions of this Article 6 on June 30, 1999 (regardless of whether or not such Eligible Seasonal Employee was employed on or before such date), but who, with respect to any subsequent date of grant during the term of the Plan, otherwise meets the requirements of this Article 6, shall be granted as of such subsequent date of grant an option to purchase one share of Common Stock for each $200 of Total Compensation in lieu of an option to purchase one share of Common Stock for each $100 of Total Compensation, (b) no employee shall be granted an option to purchase in excess of 100 of said shares in any calendar year under the Plan, (c) no employee shall be granted an option if such employee's Total Compensation for the applicable year is less than $4,000 ($500 for an option granted on June 30, 1999), and (d) any fractional shares which would otherwise be subject to an option under the Plan shall be adjusted to the nearest whole number of shares. As promptly as possible after June 30 of each year the Plan is in effect (but effective as of such date), each Eligible Seasonal Employee shall be notified in writing of the number of shares optioned to him or her under the Plan, the option price and the terms and conditions of said option, as described in Article 9.

         ARTICLE 7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's capital stock shall occur, an appropriate adjustment shall be made in (a) the number of shares of stock available for options under the Plan and subject to outstanding options, (b) the purchase price per share for each outstanding option, and (c) the provisions of Article 6, provided that, no adjustment shall be made in the provisions of Article 6 in the event of a stock dividend or stock split. Any adjustment to the Plan shall be made by the Board of Directors and, when so made, shall be effective and binding for all purposes of the Plan and of all options then outstanding.

         ARTICLE 8. OPTION PRICE. Each year this Plan is in effect, the purchase price per share under each option granted during such year shall be equal to the last reported sale price, regular way, for the Common Stock on the New York Stock Exchange (or, if the stock is not then traded on such exchange, the last reported sale price, regular way, on such other national exchange or NASDAQ or other system on which such stock is traded and reported), in each case on the date of grant (or if said date falls on a non-business day then on the next preceding business date on



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which the stock is quoted) of such year.

         ARTICLE 9. TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of each option granted hereunder shall be set forth in a written notice to the employee to whom such option is granted. Said terms and conditions shall be consistent with the provisions of the Plan and shall include but not be limited to the following:

         A. CONTINUATION OF EMPLOYMENT. The grant of an option under this Plan shall not confer on the optionee any right to continue in the employ of Tax Services or to be employed by the Company or any of its subsidiaries, nor shall it limit the right of Tax Services to terminate the employment of any optionee at any time.

         B. PERIODS OF EXERCISING OPTION. An option may be exercised only between the dates of September 1 through November 30 of either of the two calendar years immediately following the calendar year in which said option was granted, and said option shall expire as to all shares subject thereto which are not so exercised.

         C. CONDITIONS OF EXERCISING OPTION. If an optionee shall not be an Eligible Seasonal Employee, as defined in Article 4, for a year in which he or she would be otherwise entitled to exercise an option under this Plan ("Exercise Year"), or shall not have earned actual Total Compensation during the 12-month period ending on June 30 of such Exercise Year which is at least equal to 50% of the actual Total Compensation earned by him or her during the 12-month period ending on June 30 of the year in which the option was granted ("Grant Year"), he or she shall not be entitled to exercise his or her option for such Grant Year; provided, however, if the optionee shall become a full-time employee of the Company or any of its subsidiaries (including, but not limited to, Tax Services) prior to August 1 of such Exercise Year he or she shall be entitled to exercise said option for such Grant Year, provided he or she is a full-time employee of the Company or one of its subsidiaries at the time the option is exercised. The option must be exercised by the optionee in writing (unless otherwise authorized by the Company) within the periods above specified with respect to all or part of the shares optioned and accompanied by full payment of the option price thereof. Only one exercise shall be permitted with respect to a single option. If an optionee exercises an option for less than all of the shares subject to such option, the optionee shall lose all rights to exercise the option for the balance of the shares subject to the option. No optionee will be deemed to be a holder of any shares subject to an option unless and until certificates for such shares are issued to him or her under the terms of the Plan. As used herein, "full-time employee" means an individual in the employ of the Company or one of its subsidiaries in a job designated by the applicable employer to be a full-time job.

         D. NON-TRANSFERABILITY OF OPTION; TERMINATION UPON DEATH. The option shall be exercisable only by the optionee and shall not be transferable by him or her. The option shall terminate upon the death of the optionee.

         E. QUALIFICATION OF STOCK. Each option shall be subject to the requirement that if at any time the Board of Directors of the Company shall determine, in its discretion, that qualification or registration of the shares of stock thereby covered under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such option or the purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such qualification or registration, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company, at its discretion.

         ARTICLE 10. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement,



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suspend or terminate the Plan, provided that no employee's rights existing at the effective time of such amendment, modification, supplement, suspension or termination are adversely affected thereby, and provided further that, in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the shareholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan, unless such increase is by reason of any change in the capital structure referred to in Article 7 hereof, (ii) materially modify the requirements as to eligibility for participation in the Plan, or
(iii) materially increase the benefits accruing to participants under the Plan.

         ARTICLE 11. EFFECTIVE DATE; EXPIRATION OF PLAN. The Plan shall be effective on June 30, 1999 (with the grant of options on that date) and, unless extended, shall terminate on December 31, 2002, but no termination of the Plan, whether under the provisions of this Article 11 or otherwise, shall affect the continuance of any option granted hereunder prior to said date.




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